Rule 497(e)

Registration Nos. 333-207937 and 811-23108

Amplify ETF Trust

Amplify Transformational Data Sharing ETF

(the “Fund”)

June 13, 2018

Supplement To the Fund’s Prospectus

The final two bullets appearing beneath the fourth paragraph of the section entitled “Principal Investment Strategies” are removed in their entirety and replaced with the following:

•	each security must have a minimum global monthly trading volume of 250,000 shares, or minimum global notional volume traded per month of $25 million, averaged over the last six months.

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE